                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement              [ ]  Confidential, for Use of the
[ ]  Definitive Proxy Statement                    Commission Only (as permitted
[ ]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     240.14a-11(c) or 240.14a-12

                            WESTERN ASSET INCOME FUND
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

                            WESTERN ASSET INCOME FUND

                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 8, 2007

                                 --------------

To the Stockholders of
WESTERN ASSET INCOME FUND

     The Annual Meeting of Stockholders of Western Asset Income Fund (the "Fund") will be held in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California, on Tuesday, May 8, 2007 at 8:00 a.m., Pacific time, for the following purposes:

          (1) Electing seven Directors to the Board of Directors of the Fund;

          (2) Approving an amendment to the Fund's Certificate of Incorporation to add an exculpatory provision; and

          (3) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on March 16, 2007 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                        By Order of the Board of Directors

                                        Lisa G. Mrozek, Secretary

Pasadena, California
March 30, 2007

     STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            WESTERN ASSET INCOME FUND
                           385 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91101

                                 --------------

                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of the Fund for use at the annual meeting of stockholders of the Fund to be held on May 8, 2007 at 8:00 a.m., Pacific time (the "Annual Meeting"), and at any adjournment thereof. At the Annual Meeting, stockholders of the Fund will be asked to consider (1) the election of seven Directors to the Board of Directors of the Fund and (2) an amendment to the Fund's Certificate of Incorporation to add an exculpatory provision. This Proxy Statement and the form of proxy were first mailed to stockholders on or about April [ ], 2007.

     The Board of Directors has fixed the close of business on March 16, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the close of business on March 16, 2007, there were 9,389,431 shares of the Fund's common stock (the "Common Stock") outstanding and entitled to one vote per share (and a fractional vote with respect to fractional shares) with respect to each matter to be voted on at the Annual Meeting. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting. As of the close of business on March 16, 2007, no person owned of record, or, to the Fund's knowledge, beneficially, more than five percent (5%) of the Fund's Common Stock, except that Cede & Co., as nominee for participants in The Depository Trust Company, held of record 7,944,487 shares of Common Stock, representing approximately 84.61% of the Fund's Common Stock. Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001.

     A majority (greater than 50%) of the outstanding shares of Common Stock as of the close of business on March 16, 2007 must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Directors will be elected by a plurality of the votes of the shares of the Fund's Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. In all matters other than the election of Directors, including the proposed amendment to the Fund's Certificate of Incorporation, the affirmative vote of the majority of shares of the Fund's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders. Each stockholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the

Annual Meeting. Any stockholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc. ("CFS"), which has been retained to assist stockholders in the voting process. For these services, the Fund will pay CFS a fee that is not expected to exceed
$[     ]. However, the exact cost will depend on the amount and types of services rendered. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of stock of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of CFS, will be borne by the Fund.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Director has been elected, but will have the effect of a negative vote on Proposal 2 below.

     James W. Hirschmann III, D. Daniel Fleet and Lisa G. Mrozek, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Hirschmann and Fleet and Ms. Mrozek are each officers of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Directors of the Board of Directors' nominees listed in this proxy statement and the approval of the amendment to the Fund's Certificate of Incorporation. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. In all matters other than the election of Directors, except where a different vote is required by any provision of law or the Certificate of Incorporation or Bylaws, the affirmative vote of a majority of shares of the Fund's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders.

                                   HOW TO VOTE

     Stockholders of record may vote their shares by proxy using any of the following methods:

          By Telephone. Vote by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the stockholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, vote the shares, and confirm that the instructions have been properly recorded.

          On the Internet. Vote by logging onto the Internet website listed on the proxy card. The proxy card should be in hand when voting online. As with telephone voting, simple instructions allow the stockholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, vote the shares, and confirm that the instructions have been properly recorded.

          By Mail. Stockholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

     Please see the instructions on the enclosed card for telephone touch-tone voting and Internet voting. Stockholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Seven Directors are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified or until they shall resign or shall have been removed, subject to applicable law and the rules of the New York Stock Exchange. Information about each nominee is set forth in the table below. Each of the nominees is presently a Director of the Fund.

     It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of the nominees named below as Directors of the Fund. Each of the nominees has agreed to serve if elected at the Annual Meeting. If any nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Directors may recommend.

     Information Regarding the Nominees. Information about the nominees is set forth below. No nominee serves as an officer of the Fund. The address of each nominee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101).


                                                                                                                      SHARES OF
                                                                                                                       COMMON
                                                                                    NUMBER OF                           STOCK
                                                                                   PORTFOLIOS                          OF THE
                                         TERM OF                                     IN FUND                            FUND
                                       OFFICE AND                                    COMPLEX            OTHER       BENEFICIALLY
                     POSITION(S)        LENGTH OF                                   OVERSEEN        DIRECTORSHIPS     OWNED ON
NAME AND YEAR         HELD WITH           TIME          PRINCIPAL OCCUPATIONS          BY              HELD BY        MARCH 1,
BORN                    FUND             SERVED+       DURING THE PAST 5 YEARS      NOMINEE++          NOMINEE          2007
-------------        -----------    ----------------  ------------------------     ----------       -------------   ------------


Ronald J.             Director      Served since      Retired.                         15         None                 [     ]
Arnault 1943           (1) (2)      1997
Anita L.              Director      Served since      President (1987-present)         15         OBN                    820
DeFrantz 1952          (2) (3)      1998              and Director (1990-                         Holdings
                                                      present) of Amateur                         Inc.
                                                      Athletic Foundation of
                                                      Los Angeles; President
                                                      and Director of Kids in
                                                      Sports (1994-present);
                                                      Member of the
                                                      International Olympic
                                                      Committee (1986-
                                                      present).
Avedick B.            Director      Served since      Executive Vice                   15         California            None
Poladian 1951          (1) (2)      2007              President, Chief                            Pizza
                                                      Financial Officer and                       Kitchen, Inc.
                                                      Chief Administrative
                                                      Officer of Lowe
                                                      Enterprises, Inc. (2003-
                                                      present); Partner,
                                                      Arthur Andersen, LLP
                                                      (1974-2002).

                                                                                                                      SHARES OF
                                                                                                                       COMMON
                                                                                    NUMBER OF                           STOCK
                                                                                   PORTFOLIOS                          OF THE
                                         TERM OF                                     IN FUND                            FUND
                                       OFFICE AND                                    COMPLEX            OTHER       BENEFICIALLY
                     POSITION(S)        LENGTH OF                                   OVERSEEN        DIRECTORSHIPS     OWNED ON
NAME AND YEAR         HELD WITH           TIME          PRINCIPAL OCCUPATIONS          BY              HELD BY        MARCH 1,
BORN                    FUND             SERVED+       DURING THE PAST 5 YEARS      NOMINEE++          NOMINEE          2007
-------------        -----------    ----------------  ------------------------     ----------       -------------   ------------

William E. B.         Director      Served since      Chairman of Walt Disney          15         None                  4,000
Siart 1946           (1) (2) (3)    1997              Concert Hall, Inc.
                                                      (1998-present); Chairman
                                                      of Excellent Education
                                                      Development (2000-
                                                      present).
Jaynie Miller         Director      Served since      Chief Operating Officer          15         aQuantive             None
Studenmund 1954        (1) (3)      2004              of Overture Services,                       Inc.
                                                      Inc. (2001-2004);
                                                      President and Chief
                                                      Operating Officer of
                                                      Paymybills.com (2000-
                                                      2001).
Interested
Nominees
R. Jay Gerken         Director      Served since      Managing Director of            [178]       None                 [     ]
1951                                2006 (4)          Legg Mason & Co., LLC
                                                      (''Legg Mason & Co."),
                                                      Chairman of the Board,
                                                      Trustee, or Director of
                                                      163 funds associated
                                                      with Legg Mason Partners
                                                      Fund Advisor, LLC
                                                      (''LMPFA") and its
                                                      affiliates, and
                                                      President of LMPFA
                                                      (2006-present); Chairman
                                                      of Smith Barney Fund
                                                      Management LLC and Citi
                                                      Fund Management Inc.
                                                      (2002-2005); Chairman,
                                                      President and Chief
                                                      Executive Officer of
                                                      Travelers Investment
                                                      Adviser, Inc. (2002-
                                                      2005).
Ronald L. Olson       Director      Served since      Senior Partner of                15         Edison               [     ]
1941                                2005 (5)          Munger, Tolles & Olson                      International,
                                                      International (a law                        City National
                                                      partnership) (1968-                         Corporation, The
                                                      present).                                   Washington Post
                                                                                                  Company, and
                                                                                                  Berkshire
                                                                                                  Hathaway, Inc.

--------

   (1) Member of the Audit Committee of the Board of Directors.

   (2) Member of the Executive and Contracts Committee of the Board of Directors.

   (3) Member of the Governance and Nominating Committee of the Board of Directors.

   (4) Mr. Gerken is an "interested person" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund because he is employed by Legg Mason & Co., LLC and certain of its affiliates, as well as his ownership of shares of common stock of Legg Mason, Inc., the parent company of the Fund's investment adviser, Western Asset Management Company (the "Investment Adviser").

   (5) Mr. Olson is an "interested person" (as defined above) of the Fund because his law firm has provided legal services to the Investment Adviser.

+ Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify or until he or she shall resign or shall have been removed, subject to applicable law and the rules of the New York Stock Exchange.

    ++ Each Director also serves as a Trustee for Western Asset Premier Bond
       Fund (closed-end investment company) and a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. The Investment Adviser and the Fund's subadviser, Western Asset Management Company Limited (the "Subadviser"), also serve as adviser and subadviser, respectively, to Western Asset Premier Bond Fund, and each serves as subadviser to one or more series of Western Asset Funds, Inc. In addition, Mr. Gerken serves as Director/Trustee to 163 funds associated with LMPFA and its affiliates. LMPFA is an affiliate of the Investment Adviser.

     The following table states the dollar range of equity securities beneficially owned as of March 1, 2007 by each nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the nominee in the same "family of investment companies."


                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                    SECURITIES IN ALL FUNDS OVERSEEN
                                           DOLLAR RANGE OF EQUITY    OR TO BE OVERSEEN BY NOMINEE IN
NAME OF NOMINEE                            SECURITIES IN THE FUND    FAMILY OF INVESTMENT COMPANIES
---------------                            ----------------------   --------------------------------


Ronald J. Arnault........................              $[     ]                      $[     ]
Anita L. DeFrantz........................     $10,001 - $50,000             $10,001 - $50,000
Avedick B. Poladian......................                  None                          None
William E. B. Siart......................    $50,001 - $100,000            $50,001 - $100,000
Jaynie Miller Studenmund No..............                  None                          None

Interested Nominees
R. Jay Gerken............................              $[     ]                      $[     ]
Ronald L. Olson..........................              $[     ]                      $[     ]

     As of March 1, 2007, all Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund on such date.

     Audit Committee. The Board of Directors has established an Audit Committee composed solely of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser, consisting of Messrs. Arnault, Poladian, Siart and Ms. Studenmund. Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Stock of the Fund is listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, Subadviser and certain affiliates. The Directors have adopted a written charter for the Audit Committee, a current copy of which is attached as Appendix A to this Proxy Statement. The Fund does not currently maintain a website on which the charter is available.

     The Audit Committee of the Fund has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund's independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61 (SAS
61). SAS 61 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to its independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Directors the inclusion of the audited financial statements for the last fiscal year in the Fund's annual report to stockholders.

                                        Ronald J. Arnault (Chairman)
                                        Avedick B. Poladian
                                        William E. B. Siart
                                        Jaynie Miller Studenmund


     Governance and Nominating Committee. The Board of Directors has established a Governance and Nominating Committee composed solely of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser, consisting of Mses. DeFrantz and Studenmund and Mr. Siart. The Governance and Nominating Committee meets to select nominees for election as Directors of the Fund and consider other matters of Board policy. The Directors have adopted a written charter for the Governance and Nominating Committee, a current copy of which is included as Appendix B to this Proxy Statement. The Fund does not currently maintain a website on which the charter is available.

     The Governance and Nominating Committee requires that Director candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Director. The Governance and Nominating Committee may take into account a wide variety of factors in considering Director candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Directors, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition. The Governance and Nominating Committee may consider candidates for Director recommended by the Fund's current Directors, officers, Investment Adviser or Subadviser, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by stockholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

     The policy of the Governance and Nominating Committee is to consider nominees recommended by stockholders to serve as Director, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund's procedures for stockholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Directors.

     Executive and Contracts Committee. The Board of Directors has established an Executive and Contracts Committee consisting of Messrs. Siart, Arnault, Poladian and Ms. DeFrantz. The Executive and Contracts Committee may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Fund and its affiliated persons.

     Meetings. During 2006, the Board of Directors held six meetings, the Audit Committee held six meetings, the Governance and Nominating Committee held three meetings and the Executive and Contracts Committee held four meetings. Each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which he or she served. Although the Fund's policies do not require the Directors to attend the Fund's annual stockholder meetings, annual meetings are generally held in connection with regularly scheduled meetings of the Board of Directors. Each current Director except Messrs. Poladian and Gerken attended the Fund's annual stockholder meeting in May 2006; Messrs. Poladian and Gerken were not Directors of the Fund at the time of the Fund's annual stockholder meeting in May 2006.

     Stockholder Communications. The Board of Directors has adopted a process for stockholders to send communications to the Board of Directors. Stockholders may mail written communications to the attention of the Board of Directors, care of the Fund's Secretary, at the principal executive offices of the Fund. The written communication must include the stockholder's name, be signed by the stockholder, refer to the Fund, and include the class and number of shares held by the stockholder as of a recent date.

     Director Compensation. Each Director of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Subadviser receives an aggregate fee of $60,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director also receives a fee of $7,500 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $25,000 per year for serving in such capacities. Each member of the Audit Committee receives a fee of $5,000 for serving as a member of the Audit Committee. Other committee members receive $2,500 for serving as a member of each committee upon which they serve. Committee members also receive a fee of $2,500 for participating in each telephonic committee meeting. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company's average annual net assets. Additionally, Mr. Olson receives from the Investment Adviser an aggregate fee of $60,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting.

     For the fiscal year ended December 31, 2006, the Directors received the compensation set forth in the following table for serving as Directors of the Fund and as Directors or Trustees of other funds in the same "Fund Complex."


                                 AGGREGATE    PENSION OR RETIREMENT     ESTIMATED      TOTAL COMPENSATION
                               COMPENSATION    BENEFITS ACCRUED AS        ANNUAL          FROM THE FUND
                                 FROM THE         PART OF FUND'S      BENEFITS UPON   AND ITS FUND COMPLEX
       NAME OF NOMINEE             FUND              EXPENSES           RETIREMENT    PAID TO DIRECTORS(1)
       ---------------         ------------   ---------------------   -------------   --------------------


Ronald J. Arnault............    $[     ]               $0                  $0              $[     ]
Anita L. DeFrantz............    $[     ]               $0                  $0              $[     ]
Avedick B. Poladian(2).......    $      0               $0                  $0              $      0
William E. B. Siart..........    $[     ]               $0                  $0              $[     ]
Jaynie M. Studenmund.........    $[     ]               $0                  $0              $[     ]

Interested Nominees
R. Jay Gerken................    $      0               $0                  $0              $      0
Ronald L. Olson..............    $      0               $0                  $0              $      0


--------

   (1) Includes amounts received in 2006 from the Fund and from Western Asset Funds, Inc. and Western Asset Premier Bond Fund, which are considered part of the same Fund Complex as the Fund.

   (2) Mr. Poladian did not serve on the Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund during the fiscal year ended December 31, 2006.

     During 2006, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates.

     Required Vote. The Directors of the Fund will be elected by a plurality vote of the shares of the Fund's Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. The Directors unanimously recommend that stockholders vote to elect each of the nominees listed above to the Board of Directors.

                                   PROPOSAL 2

              AMENDMENT OF THE FUND'S CERTIFICATE OF INCORPORATION

     The Directors of the Fund are proposing to amend the Fund's Certificate of Incorporation (the "Certificate") to add the following exculpatory provision to be inserted as Paragraph Tenth:

     "Paragraph TENTH: A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liability is not permitted under applicable law, including Section 17(h) of the Investment Company Act of 1940, as amended. No amendment or repeal of this paragraph TENTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal."

     The proposed amendment would add to the Fund's Certificate a provision intended to grant the Directors protection from liability to the Fund and its stockholders under certain circumstances. Pursuant to Section 102(b)(7) of the Delaware General Corporation Law, a certificate of incorporation can include a provision eliminating the personal liability of a director for monetary damages to the company or its stockholders for breach of fiduciary duty as a director, except with respect to liability of a director for: (i) breaches of the director's duty of loyalty to the company or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) the willful or negligent declaration of unlawful dividends or stock repurchase or redemption; or (iv) any transaction from which the director derived an improper personal benefit. Section 17(h) of the 1940 Act limits the indemnification of directors by prohibiting a company from indemnifying a director against liability to the company or its shareholders that would otherwise result by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's office. The amendment, if adopted, would not retroactively eliminate liability for any act or omission occurring prior to the date when it becomes effective.

     If Proposal 2 is approved at the Annual Meeting, it is expected that the amendment of the Fund's Certificate of Incorporation would be effective on or about May 11, 2007.

     Required Vote. Approval of Proposal 2 will require the affirmative vote of a majority (greater than 50%) of the Fund's Common Stock entitled to vote on the matter. If the vote required to approve Proposal 2 is not obtained, the Fund's Certificate of Incorporation will not be amended and Directors will consider what other actions, if any, to take in the best interests of the Fund. The Directors unanimously recommend that stockholders vote for Proposal 2.

                      INFORMATION CONCERNING THE INVESTMENT
                 ADVISER AND SUBADVISER AND THE FUND'S OFFICERS

     The Investment Adviser and the Subadviser are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Adviser's address is 385 East Colorado Boulevard, Pasadena, California 91101. The Subadviser's address is 10 Exchange Square, London, England EC2A2EN. An affiliate of the Investment Adviser, Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, provides administrative services to the Fund.

     Information regarding the executive officers of the Fund and their ownership of Common Stock is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.


                                                                                                   SHARES OF
                                                                                                  COMMON STOCK
                                                                                                  OF THE FUND
                                              TERM OF OFFICE                                      BENEFICIALLY
                       POSITION(S) HELD         AND LENGTH          PRINCIPAL OCCUPATION(S)         OWNED ON
NAME AND YEAR BORN        WITH FUND         OF TIME SERVED(1)       DURING THE PAST 5 YEARS      MARCH 1, 2007
------------------     ----------------    -------------------   -----------------------------   -------------


James W. Hirschmann       President        Served since 1999     President of Legg Mason, Inc.      [     ]
III                                                              (2006-present); Director,
1960                                                             President and Chief Executive
                                                                 Officer of the Investment
                                                                 Adviser (1999-2006); Director
                                                                 of the Subadviser (1999-
                                                                 2006); President of Western
                                                                 Asset Funds, Inc. (1999-
                                                                 present) and Western Asset
                                                                 Premier Bond Fund (2001-
                                                                 present).
D. Daniel Fleet         Vice President     Served since 2006     President of the Investment        [     ]
1957                                                             Adviser (2006-present); Vice
                                                                 President of Western Asset
                                                                 Funds, Inc. and Western Asset
                                                                 Premier Bond Fund (2006-
                                                                 present); Director of Risk
                                                                 Management of the Investment
                                                                 Adviser (1999-2006).
S. Kenneth Leech        Vice President     Served since 1998     Chief Investment Officer of        [     ]
1954                                                             the Investment Adviser (1998-
                                                                 present); Vice President of
                                                                 Western Asset Funds, Inc.
                                                                 (1990-present) and Western
                                                                 Asset Premier Bond Fund
                                                                 (2001-present).

                                                                                                   SHARES OF
                                                                                                  COMMON STOCK
                                                                                                  OF THE FUND
                                              TERM OF OFFICE                                      BENEFICIALLY
                       POSITION(S) HELD         AND LENGTH          PRINCIPAL OCCUPATION(S)         OWNED ON
NAME AND YEAR BORN        WITH FUND         OF TIME SERVED(1)       DURING THE PAST 5 YEARS      MARCH 1, 2007
------------------     ----------------    -------------------   -----------------------------   -------------

Stephen A. Walsh        Vice President     Served since 1999     Deputy Chief Investment            [     ]
1958                                                             Officer of the Investment
                                                                 Adviser (2000-present); Vice
                                                                 President of Western Asset
                                                                 Funds, Inc. (1994-present).
Marie K. Karpinski   Principal Financial   Served since 2001     Vice President, Legg Mason &         None
1949                    and Accounting                           Co., LLC (2005-present); Vice
100 Light Street           Officer                               President and Chief Financial
Baltimore, MD 21202                                              Officer (1986-present) and
                                                                 Treasurer (1986-2006) of all
                                                                 Legg Mason retail, open-end
                                                                 investment companies; Vice
                                                                 President, Legg Mason Wood
                                                                 Walker, Incorporated (1992-
                                                                 2005); Treasurer and
                                                                 Principal Financial and
                                                                 Accounting Officer of Western
                                                                 Asset/Claymore U.S. Treasury
                                                                 Inflation Protected
                                                                 Securities Fund (2003-
                                                                 present) and Western
                                                                 Asset/Claymore U.S. Treasury
                                                                 Inflation Protected
                                                                 Securities Fund 2 (2004-
                                                                 present); Principal Financial
                                                                 and Accounting Officer of
                                                                 Western Asset Funds, Inc.
                                                                 (1990-present) and Western
                                                                 Asset Premier Bond Fund
                                                                 (2001-present); Treasurer of
                                                                 the Fund (2001-2006), Western
                                                                 Asset Funds, Inc. (1990-2006)
                                                                 and Western Asset Premier
                                                                 Bond Fund (2001-2006).

                                                                                                   SHARES OF
                                                                                                  COMMON STOCK
                                                                                                  OF THE FUND
                                              TERM OF OFFICE                                      BENEFICIALLY
                       POSITION(S) HELD         AND LENGTH          PRINCIPAL OCCUPATION(S)         OWNED ON
NAME AND YEAR BORN        WITH FUND         OF TIME SERVED(1)       DURING THE PAST 5 YEARS      MARCH 1, 2007
------------------     ----------------    -------------------   -----------------------------   -------------

Erin K. Morris            Treasurer        Served since 2006     Assistant Vice President and         None
1966                                                             Manager, Funds Accounting,
100 Light Street                                                 Legg Mason & Co., LLC (2005-
Baltimore, MD 21202                                              present); Assistant Vice
                                                                 President of Legg Mason Wood
                                                                 Walker, Incorporated (2002-
                                                                 2005); Treasurer of Legg
                                                                 Mason Income Trust, Inc.,
                                                                 Legg Mason Tax-Free Income
                                                                 Fund, Western Asset Funds,
                                                                 Inc. and Western Asset
                                                                 Premier Bond Fund (2006-
                                                                 present); Assistant
                                                                 Treasurer, Western
                                                                 Asset/Claymore U.S. Treasury
                                                                 Inflation Protected
                                                                 Securities Fund (2003-
                                                                 present) and Western
                                                                 Asset/Claymore U.S. Treasury
                                                                 Inflation Protected
                                                                 Securities Fund 2 (2004-
                                                                 present); Assistant
                                                                 Treasurer, the Fund, Western
                                                                 Asset Funds, Inc., Western
                                                                 Asset Premier Bond Fund, Legg
                                                                 Mason Income Trust, Inc. and
                                                                 Legg Mason Tax-Free Income
                                                                 Fund (2001-2006); Manager,
                                                                 Funds Accounting, Legg Mason
                                                                 Wood Walker, Incorporated
                                                                 (2000-2005).

                                                                                                   SHARES OF
                                                                                                  COMMON STOCK
                                                                                                  OF THE FUND
                                              TERM OF OFFICE                                      BENEFICIALLY
                       POSITION(S) HELD         AND LENGTH          PRINCIPAL OCCUPATION(S)         OWNED ON
NAME AND YEAR BORN        WITH FUND         OF TIME SERVED(1)       DURING THE PAST 5 YEARS      MARCH 1, 2007
------------------     ----------------    -------------------   -----------------------------   -------------

Todd F. Kuehl          Chief Compliance    Served since 2007                                        [     ]
[          ]               Officer

100 Light Street
Baltimore, MD 21202
Lisa G. Mrozek            Secretary        Served since 1999     Senior Compliance Officer of       [     ]
1962                                                             the Investment Adviser (1999-
                                                                 present); Secretary of
                                                                 Western Asset Funds, Inc.
                                                                 (1999-present) and Western
                                                                 Asset Premier Bond Fund
                                                                 (2001-present).


--------

   (1) Each officer holds office until his or her respective successor shall have been duly chosen and shall qualify or until his or her resignation or removal.

                  STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

     Proposals that stockholders wish to present to the 2008 Annual Meeting and to have included in the Fund's proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), must be delivered to the Secretary of the Fund not less than 120 days prior to April [ ], 2008.

     Stockholders who wish to make a proposal at the 2008 Annual
Meeting -- other than one that will be included in the Fund's proxy materials -- should notify the Fund not less than 45 days prior to April [ ], 2008.

     The proper submission of a stockholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a stockholder meeting. Stockholder proposals are subject to the requirements of applicable law and the Fund's Certificate of Incorporation and Bylaws.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund's officers and Directors, the Investment Adviser, the Subadviser, certain affiliates of the Investment Adviser or Subadviser, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2006, all such filing requirements were met.

                          ANNUAL REPORT TO STOCKHOLDERS

     The Fund's Annual Report to Stockholders for the fiscal year ended December 31, 2006 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Stockholders. Requests for copies of the Annual Report to Stockholders should be directed to Western Asset Income Fund, Attention: Investor Relations, 385 E. Colorado Boulevard, Pasadena, California 91101 or you may call 800-426-5523.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2006, and the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by a majority of the outstanding shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the meeting.

     The following table presents fees billed in each of the last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:


FISCAL YEAR ENDED    AUDIT FEES    AUDIT-RELATED FEES    TAX FEES    ALL OTHER FEES
-----------------    ----------    ------------------    --------    --------------


December 31, 2005      $32,200           $2,500           $1,050           $0
December 31, 2006      $33,800           $2,600           $1,100           $0

     "Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund's annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

     "Audit-Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for those years, including interim audit security pricing.

     "Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

     "All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

     For the fiscal years ended December 31, 2005 and December 31, 2006, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $202,047 and $348,454, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

     Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since May 6, 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (a "Service Affiliate"), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No "Audit-Related Fees," "Tax Fees" and "Other Fees" set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X. PricewaterhouseCoopers LLP billed "Audit-Related Fees" in the amount of $127,460 and $145,000, respectively, for non-audit services (a SAS 70 audit to review and test operating effectiveness of controls placed in operation for the Investment Adviser and a review of the Investment Adviser's Australian Superannuation Circular) that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal years ended December 31, 2005 and December 31, 2006. PricewaterhouseCoopers LLP did not bill any "Tax Fees" or "All Other Fees" that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal years ended December 31, 2005 or December 31, 2006.

     The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP since May 6, 2003 to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                   ADJOURNMENT

     In the absence of a quorum at the Annual Meeting, or (even if a quorum is so present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournments with respect to a proposal will require a majority in voting interest of the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, the Annual Meeting, may adjourn such meeting from time to time. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

                                 OTHER BUSINESS

     The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

                                        By Order of the Board of Directors

                                        Lisa G. Mrozek, Secretary

March 30, 2007

                                                                      APPENDIX A

                            WESTERN ASSET INCOME FUND
                            WESTERN ASSET FUNDS, INC.
                  WESTERN ASSET PREMIER BOND FUND (THE "FUNDS")

                             AUDIT COMMITTEE CHARTER

                        REVISED AS OF SEPTEMBER 13, 2005

     The respective Boards of Directors/Trustees (each a "Board") of Western Asset Income Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund have adopted this Charter to govern the activities of the Audit Committee of the Boards with respect to their oversight of the Funds. This Charter applies separately to each Fund and its Board and Audit Committee, and shall be interpreted accordingly.

     The Audit Committee of the Board shall be comprised entirely of "independent" Directors/Trustees, as such term is interpreted for purposes of
Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange (the "Exchange"). The Audit Committee shall have at least three members, who shall collectively satisfy the independence and expertise requirements of the Exchange.

     The purposes of the Audit Committee shall be:

          (a) to assist with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors;

          (b) to oversee generally the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and, as appropriate, the internal controls of certain service providers;

          (c) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof;

          (d) to act as a liaison between the Fund's independent auditors and the full Board; and

          (e) to oversee the preparation of the report required by applicable rules of the Securities and Exchange Commission to be included in the annual proxy statements of Western Asset Income Fund and Western Asset Premier Bond Fund.

     To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

          (a) be directly responsible for the appointment, termination, compensation, and oversight of the work of the independent auditors engaged by the Fund for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall have ultimate authority for all audit engagement fees and terms. The Board and the Fund's shareholders shall have such rights to approve, ratify and replace the Fund's independent auditors as are provided by applicable law.

          (b) consider the independence of the Fund's independent auditors, and in connection therewith to obtain at least annually formal written reports from the auditors regarding the auditors' independence, including a delineation of all relationships between the auditors and the Fund, discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

          (c) meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit; (iii) to consider the independent auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and the responses of LM Fund Adviser, Inc. ("LMFA"), Western Asset Management Company ("Western Asset"), and Western Asset Management Company Limited ("WAML," and together with LMFA and Western Asset, the "Managers"), as applicable, thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and the Fund's shareholders.

          (d) discuss with management and the independent auditors the Fund's annual financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance.

          (e) discuss with management the Fund's semi-annual financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance.

          (f) review major issues regarding accounting principles and financial statement presentations, including, to the extent applicable: (A) any significant changes in management's selection or application of accounting principles for the Fund, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditors setting forth significant reporting issues and judgments made in connection with the preparation of the Fund's financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Fund's financial statements.

          (g) consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Managers or the auditors.

          (h) pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified in a timely manner of each such service.

          (i) establish procedures for (A) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters, and (B) the confidential, anonymous submission by employees of the Fund, the Fund's investment adviser(s), administrator, principal underwriter (if any) or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters.

          (j) if and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

          (k) obtain and review at least annually a report from the independent auditors describing (i) the independent auditors' internal quality-control procedures and (ii) any material issues raised by the independent auditors' most recent internal quality-control review or peer review or by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the independent auditors, and any steps taken to address any such issues.

          (l) review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

          (m) discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information and earnings guidance provided by management to analysts or rating agencies. The Audit Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

          (n) discuss with management its guidelines and policies with respect to risk assessment and risk management.

          (o) review such other matters or information that it believes may be relevant to the auditors, the audit engagement or the Fund's financial policies and procedures or internal accounting controls.

          (p) report its activities to the full Board on a regular basis.

     The Audit Committee shall also have the power to make such recommendations with respect to the above and other matters as it may deem necessary or appropriate.

     The Audit Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Audit Committee with respect to Western Asset Income Fund or Western Asset Funds, Inc. may be taken without a meeting if all members of the Committee consent thereto in writing. Any action of the Audit Committee with respect to Western Asset Premier Bond Fund may be taken without a meeting if at least a majority of the members of the Audit Committee consent thereto in writing.

     At least annually, the Audit Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall regularly meet with the Treasurer of the Fund and may seek to meet with internal auditors, if any, for the Managers as circumstances warrant.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants. The Fund shall provide the necessary funding, as determined by the Audit Committee, to compensate the Fund's independent auditors and any advisers employed by the Audit Committee, as well as for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may request any officer or employee of the Fund or of any of the Fund's service providers or the Fund's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

     Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Managers or the Fund's independent auditors. The function of the Audit Committee shall be oversight; it shall be the responsibility of the Managers to maintain appropriate systems for accounting and internal control; the independent auditors' responsibility to plan and carry out a proper audit and report thereon to the Board and shareholders, as required by law; and management's and the independent auditors' responsibility to determine that the Fund's financial statements are accurate and complete and in accordance with generally accepted accounting principles. Members of the Audit Committee are not employees of a Fund and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

     The Audit Committee shall assess its own performance at least annually.

                                                                      APPENDIX B

                            WESTERN ASSET INCOME FUND
                            WESTERN ASSET FUNDS, INC.
                         WESTERN ASSET PREMIER BOND FUND

                   GOVERNANCE AND NOMINATING COMMITTEE CHARTER

                             AS OF FEBRUARY 10, 2004

Purposes and Organization

     The purpose of the Governance and Nominating Committee of the respective Boards of Directors/Trustees (each a "Board") of Western Asset Income Fund, Western Asset Funds, Inc., and Western Asset Premier Bond Fund (each a "Fund") is to review matters pertaining to the composition, committees, and operations of the Boards. Members of the Committee may not be "interested persons" of a Fund, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").(1) This Charter applies separately to each Fund and its Governance and Nominating Committee, and shall be interpreted accordingly. The Committee shall have the following duties and powers:

          (1) To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

          (2) To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

          (3) To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities.

     The Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee with respect to Western Asset Income Fund or Western Asset Funds, Inc. may be taken without a meeting if all members of the Committee consent thereto in writing. Any action of the Committee with

----------
     (1) As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

respect to Western Asset Premier Bond Fund may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

Qualifications for Director/Trustee Nominees

     The Committee requires that Director/Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

Identification of Nominees

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) a Fund's current Directors/Trustees, (ii) a Fund's officers, (iii) a Fund's investment adviser(s), (iv) a Fund's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Funds to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

     The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

                                                                      APPENDIX A

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

                            (AS OF FEBRUARY 10, 2004)

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

     1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

     2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five
(135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

     3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director/trustee nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a director/trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                   [BAR CODE]

  WESTERN ASSET INCOME FUND

           000004  000000000.000000 ext  000000000.000000 ext
                   000000000.000000 ext  000000000.000000 ext
  MR A SAMPLE      000000000.000000 ext  000000000.000000 ext
  DESIGNATION
  (IF ANY)         ELECTRONIC VOTING INSTRUCTIONS

  ADD 1            YOU CAN VOTE BY INTERNET OR TELEPHONE!
  ADD 2            AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
  ADD 3
  ADD 4            Instead of mailing your proxy, you may choose one of the
  ADD 5            two voting methods outlined below to vote your proxy.
  ADD 6
                   VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

  [BAR CODE]       PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE
                   RECEIVED BY 11:59 P.M., EASTERN TIME, on MAY 7, 2007.

                             VOTE BY INTERNET
                   [COMPUTER LOGO] - Log on to the Internet and go to
                                     WWW.INVESTORVOTE.COM

                                   - Follow the steps outlined on the secured
                                     website.

                             VOTE BY TELEPHONE
                   [PHONE LOGO]    - Call toll free 1-800-652-VOTE (8683) within
                                     the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

                                   - Follow the instructions provided by the
                                     recorded message.

Using a BLACK INK pen, mark your votes with an X as shown in
this example. Please do not write outside the designated areas.   [X]

ANNUAL MEETING PROXY CARD              123456            C0123456789       12345

- IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

A PROPOSALS - THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2.

1. Election of Directors:

                FOR  WITHHOLD                 FOR WITHHOLD                  FOR WITHHOLD     +
01 - RONALD J.  [ ]    [ ]    02 - ANITA L.   [ ]   [ ]    03 - RONALD      [ ]    [ ]
     ARNAULT                       DEFRANTZ                     L. OLSON

04 - WILLIAM    [ ]    [ ]    05 - JAYNIE     [ ]   [ ]    06 - AVEDICK     [ ]    [ ]
     E.B. SIART                    MILLER                       B. POLADIAN
                                   STUDENMUND

07 - R. JAY
     GERKEN     [ ]    [ ]

                                FOR AGAINST ABSTAIN
2. Amendment to the Fund's      [ ]   [ ]     [ ]
   Certificate of Incorporation
   to add the proposed
   exculpatory provision.

With discretionary power upon                       THIS PROXY WILL BE VOTED AS
such other matters as may                           SPECIFIED. IF NO
properly come before the                            SPECIFICATION IS MADE, THIS
meeting or any adjournment                          PROXY WILL BE VOTED FOR
thereof.                                            THEELECTION AS DIRECTORS OF
                                                    THE NOMINEES OF THE BOARD OF
                                                    DIRECTORS AND FOR THE
                                                    AMENDMENT OF THE
                                                    FUND'S CERTIFICATE OF
                                                    INCORPORATION.

B NON-VOTING ITEMS

CHANGE OF ADDRESS -- Please                         COMMENTS -- Please print
print address below.                                your comments below.
[                        ]                          [                       ]

C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE
  COUNTED. -- DATE AND SIGN BELOW

Please sign this Proxy exactly as your name(s) appear(s) above. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) -- Please Signature 1 -- Please keep Signature 2 -- Please
keep print date below.       signature within the box. signature within the box.

[     /       /          ] [                       ] [                         ]

[BAR CODE]                 C 1234567890       JNT     MR A SAMPLE (THIS AREA IS
                                                      SET UP TO ACCOMMODATE
                                                      140 CHARACTERS) MR A
                                                      SAMPLE AND
                                                      MR A SAMPLE AND MR A
                                                      SAMPLE AND MR A SAMPLE AND
                                                      MR A SAMPLE AND
                          7 1 B V   0 1 2 6 0 7 1     MR A SAMPLE AND MR A
                                                      SAMPLE AND MR A SAMPLE AND

WESTERN ASSET INCOME FUND

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are several issues related to the management and operation of your Fund that require your immediate attention and approval. These matters are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Stockholders, May 8, 2007.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset Income Fund

 -     IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE    -
   PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------



================================================================================
PROXY -- WESTERN ASSET INCOME FUND
================================================================================

WESTERN ASSET INCOME FUND
ANNUAL MEETING OF STOCKHOLDERS - MAY 8, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
WESTERN ASSET INCOME FUND

The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Mrozek and D. Daniel Fleet, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Stockholders of Western Asset Income Fund, a Delaware corporation (the "Fund"), to be held in the Board Room, Fifth Floor, 385 E. Colorado Blvd., Pasadena, California, on May 8, 2007, at 8:30 a.m., Pacific time, and at any adjournments thereof, and thereat to vote as indicated all shares of the Common Stock of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.